UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 16, 2006
PROGRESSIVE GAMING INTERNATIONAL CORPORATION
(Exact Name of Registrant as Specified in Charter)

NEVADA (State or Other Jurisdiction of Incorporation)	000-22752 (Commission File Number)	88-0218876 (I.R.S. Employer Identification No.)
920 Pilot Road
Las Vegas, Nevada 89119
(Address of Principal Executive Offices)
(702) 896-3890
(Registrants telephone number, including area code)
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

Item 3.01
SIGNATURES

Item 3.01
     Progressive Gaming International Corporation (the “Company”) previously disclosed that it would be unable to file its Quarterly Report on Form 10-Q for the three months ended March 31, 2006 by the required filing date. Additional time was required to allow for the Company’s predecessor auditors to make available for review by Ernst & Young LLP, the Company’s new independent registered public accounting firm, its files in the normal course of a change of auditors, and to enable an overall routine transition.
     On May 16, 2006, the Company received a Nasdaq Staff Determination indicating current noncompliance with Nasdaq’s reporting requirements under Marketplace Rule 4310(c)(14) due to the delayed filing of the Company’s quarterly report on Form 10-Q for the three months ended March 31, 2006. In accordance with Nasdaq’s established procedures, the Company will request to review the Staff Determination with the Nasdaq Listing Qualifications Panel. In addition, the Company expects to file its quarterly report on Form 10-Q for the three months ended March 31, 2006 with the Securities and Exchange Commission on June 19, 2006.
Forward Looking Statements
This report contains forward-looking statements, including statements regarding the expected filing of the Company’s Quarterly Report on Form 10-Q, the Company’s transition to new independent auditors and the Company’s compliance with the Nasdaq Marketplace Rules. Such statements are subject to certain risks and uncertainties, and actual circumstances, events or results may differ materially from those projected in such forward-looking statements. Factors that could cause or contribute to differences include, but are not limited to, the risk that the Company may not file its Quarterly Report on Form 10-Q when expected, the risk that the Company will not regain compliance with the Nasdaq Marketplace Rules when anticipated, or at all, the risk that Nasdaq’s Listing Qualifications Panel may not grant the Company’s request for continued listing on The Nasdaq Stock Market, the Company’s ability to meet its capital requirements, relationships with casino operators, the overall industry environment, customer acceptance of the Company’s new products, further approvals of regulatory authorities, adverse court rulings, production and/or quality control problems, the denial, suspension or revocation of privileged operating licenses by governmental authorities, competitive pressures and general economic conditions as well as the Company’s debt service obligations. For a discussion of these and other factors which may cause actual events or results to differ from those projected, please refer to the Company’s most recent annual report on Form 10-K and quarterly reports on Form 10-Q, as well as other subsequent filings with the Securities and Exchange Commission. The Company cautions readers not to place undue reliance on any forward-looking statements. The Company does not undertake, and specifically disclaims any obligation, to update or revise such statements to reflect new circumstances or unanticipated events as they occur.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Progressive Gaming International Corporation
	By:	/s/ Michael A. Sicuro
Date: May 22, 2006		Michael A. Sicuro
Executive Vice President, Chief Financial Officer, Secretary and Treasurer